Exhibit 99.2

Tyco International Ltd.

(in millions)

	For the Fiscal Year Ended
	September 29, 2006	September 30, 2005	September 30, 2004

Operating Income as reported on Form 10-K filed December 11, 2006:

Fire & Security *	$1,190	$1,216	$899
Engineered Products & Services *	676	672	620
Corporate *	(400)	(255)	(482)

Reconciling Adjustments to Pro Forma Operating Income in Tyco Form S-1 filed January 18, 2007:

Corporate expenses previously allocated to Healthcare now absorbed in Corporate	(66)	(66)	(66)

Corporate expenses previously allocated to Electronics now absorbed in Corporate	(84)	(86)	(86)

Separation Cost adjusted in Pro Forma	164	—	—

TGN reclassified from Tyco Corporate to Tyco Electronics	5	(247)	78

Other	—	1	1

Operating Income As Shown Pro Forma in Tyco Form S-1 filed January 18, 2007	$1,485	$1,235	$964

Divestiture Losses	2	22	60

Voluntary Product Replacement Program	100	—	—

Former Executive Settlement	(72)	—	—

Reduction in estimated workers’ compensation liabilities	(48)	—	—

SEC Settlement	—	50	—

Restructuring Program Charges	—	—	273

Restructuring Program Savings	—	—	(94)

Legacy Contingencies - Former Executives	—	70	—

*    We continue to manage the business consistent with our historical segmentation as shown in our Annual Report on Form 10-K for fiscal 2006, filed on December 11, 2006. Shortly before or upon completion of the separation, we will reorganize to a new management and segment reporting structure.

Tyco International Ltd.

For the Fiscal Year Ended September 29, 2006

As Shown Pro Forma in Tyco Form S-1 filed January 18, 2007

(in millions)

		Fire			Electrical
	ADT	Protection	Flow	Safety	& Metal	Corporate	Net
Future Segments *	Worldwide	Services	Control	Products	Products	& Other	Revenue
Net Revenue	$7,205	$3,281	$3,135	$1,675	$1,949	$1,351	$18,596

		Fire			Electrical
	ADT	Protection	Flow	Safety	& Metal	Corporate	Operating
	Worldwide	Services	Control	Products	Products	& Other	Income
Operating Income (Loss)	$907	$239	$356	$202	$319	$(538)	$1,485

Divestiture Losses (Gains)	2	(1)				1	2

Voluntary Product Replacement Program				100			100

Former Executive Settlement						(72)	(72)

Reduction in estimated workers’ compensation liabilities						(48)	(48)

*      We continue to manage the business consistent with our historical segmentation as shown in our Annual Report on Form 10-K for fiscal 2006, filed on December 11, 2006. Shortly before or upon completion of the separation, we will reorganize to a new management and segment reporting structure.

Tyco International Ltd.

For the Fiscal Year Ended September 30, 2005

As Shown Pro Forma in Tyco Form S-1 filed January 18, 2007

(in millions)

		Fire			Electrical
	ADT	Protection	Flow	Safety	& Metal	Corporate	Net
Future Segments*	Worldwide	Services	Control	Products	Products	& Other	Revenue
Net Revenue	$7,104	$3,182	$2,806	$1,682	$1,798	$1,386	$17,958

		Fire			Electrical
	ADT	Protection	Flow	Safety	& Metal	Corporate	Operating
	Worldwide	Services	Control	Products	Products	& Other	Income
Operating Income (Loss)	$952	$202	$336	$278	$295	$(828)	$1,235

Divestiture Losses	11	4		2		5	22

SEC Settlement						50	50

Legacy Contingencies - Former Executives						70	70

*                 We continue to manage the business consistent with our historical segmentation as shown in our Annual Report on Form 10-K for fiscal 2006, filed on December 11, 2006. Shortly before or upon completion of the separation, we will reorganize to a new management and segment reporting structure.

Tyco International Ltd.

Reconciliation of Corporate Expenses

(in millions)

	For the Fiscal Year Ended
	September 29, 2006	September 30, 2005

Corporate Operating Loss as reported on Form 10-K filed December 11, 2006	$(400)	$(255)

Separation Cost adjusted in Pro Forma	164	—

TGN reclassified from Tyco Corporate to Tyco Electronics	5	(247)

Corporate expenses previously allocated to Healthcare now absorbed in Corporate	(66)	(66)

Corporate expenses previously allocated to Electronics now absorbed in Corporate	(84)	(86)

Fire & Security and Engineered Products & Services headquarters expenses previously reported in segment operating income and to be reported and managed in Corporate when we realign the operating and management structure of our businesses	(242)	(237)

Corporate Expenses As Shown Pro Forma in Tyco Form S-1 filed January 18, 2007	$(623)	$(891)

Divestiture Losses	1	5

Former Executive Settlement	(72)	—

Reduction in estimated workers’ compensation liabilities	(48)	—

SEC Settlement	—	50

Legacy Contingencies - Former Executives	—	70